Exhibit 24.1
POWER OF ATTORNEY

Know all men by these presents, that G. Manning Rountree does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ G. Manning Rountree

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Reid T. Campbell does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or  such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Reid T. Campbell

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Morgan W. Davis does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Morgan W. Davis

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Lois W. Grady does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Lois W. Grady

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Patrick A. Thiele does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Patrick A. Thiele

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Ira H. Malis does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Ira H. Malis

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that T. Michael Miller does hereby make, constitute and appoint himself and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May, 2017.

/s/ T. Michael Miller

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Lowndes A. Smith does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Lowndes A. Smith

ONEBEACON INSURANCE GROUP, LTD.

POWER OF ATTORNEY

Know all men by these presents, that Kent D. Urness does hereby make, constitute and appoint T. Michael Miller and Paul H. McDonough, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto; such Registration Statement on Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.
In witness whereof, the undersigned has duly executed these presents this 24th day of May 2017.

/s/ Kent D. Urness

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